UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2006

AMERICAN INDEPENDENCE CORP. (Exact name of registrant as specified in its charter)
Delaware	001-05270	11-1817252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
485 Madison Avenue, New York, NY 10022
(Address of Principal Executive Offices) (Zip Code)
(212) 355-4141
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The information is this Report, including the exhibit, is being furnished pursuant to Item 7.01 and General Instruction B.2. thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 7.01.	Regulation FD Disclosure.

During the week of September 18, 2006, certain executive officers of American Independence Corp. will make a presentation to certain members of the financial community. Information contained in such presentation is furnished herein as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits. The following exhibit is being furnished as part of this Report.
Exhibit Number	Description
99.1	Executive Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INDEPENDENCE CORP.

Dated:	September 18, 2006
By:	/s/ David T. Kettig
Name:	David T. Kettig
Title:	Vice President and Chief Operating Officer